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                                                                    EXHIBIT 23.5




                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Impac Commercial Capital Corporation:


We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


                                          /s/ KPMG Peat Marwick LLP

Orange County, California
May 29, 1998